Exhibit 10.14

AMENDMENT NO. 1 TO

STOCKHOLDERS AGREEMENT

This Amendment No. 1 (the “Amendment”), dated as of July 30, 2004, to the Stockholders Agreement dated as of February 29, 2004 among WMG Parent Corp., a Delaware corporation (the “Company”), WMG Holdings Corp., a Delaware corporation (“Midco”), WMG Acquisition Corp., a Delaware corporation, the Investors named therein and certain other parties thereto (the “Agreement”), is made by the Company, Midco and the undersigned Investors. Capitalized terms used and not otherwise defined herein shall have the same meaning as specified in the Agreement.

RECITALS

WHEREAS, the Company, Midco and the undersigned Investors desire to amend the Agreement pursuant to Section 10.2 thereof to better effectuate the intent of the parties thereto; and

WHEREAS, the undersigned Investors constitute (i) the holders of at least a Majority in Interest of the Shares, (ii) the Majority THL Investors, the Majority Bain Investors, the Majority Providence Investors and the Majority Lexa Investors and (iii) the Requisite Stockholder Majority.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.                                       Amendment to Section 2.4.   The first paragraph of Section 2.4 of the Agreement is amended and restated in its entirety to read as follows:

2.4.                              Certain Actions.   The Company, Midco and the holders of Shares agree that, in addition to any other approval required by the certificate of incorporation of the Company or Midco or by applicable law, the approval of a majority of the entire Board and, except with respect to Section 2.4.1, the approval of the Requisite Stockholder Majority, shall be required to do any of the following:

2.                                       Effect of Amendment.   Except to the extent expressly modified hereby, the provisions of the Agreement shall remain unmodified and the Agreement, as amended hereby, is confirmed as being in full force and effect.

3.                                       Governing Law.   This Amendment and all claims arising out of or based upon this Amendment or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment (or caused this Amendment to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE COMPANY:	WMG PARENT CORP.

	By:	/s/ Edgar Bronfman, Jr.
Name: Edgar Bronfman, Jr.
Title: Chief Executive Officer

MIDCO:	WMG HOLDINGS CORP.

	By:	/s/ Paul Robinson
Name: Paul Robinson
Title: SVP & Deputy General Counsel

SIGNATURE PAGE
AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT

THE INVESTORS:	THOMAS H. LEE EQUITY FUND V, L.P.

By: THL Equity Advisors V, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner

By: *
Name:
Title:

THOMAS H. LEE PARALLEL FUND V, L.P.
By: THL Equity Advisors V, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner

By: *
Name:
Title:

THOMAS H. LEE EQUITY (CAYMAN) FUND V, L.P.
By: THL Equity Advisors V, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner

By: *
Name:
Title:

THL WMG EQUITY INVESTORS, L.P.
By: THL Equity Advisors V, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner

By: *
Name:
Title:

* The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page above:

/s/ Thomas H. Lee
Name:	Thomas H. Lee
Title:	Managing Director

1997 THOMAS H. LEE NOMINEE TRUST
By:	US Bank, not personally, but solely as Trustee under the 1997 Thomas H. Lee Nominee Trust

By:	/s/ Paul D. Allen
Name: Paul D. Allen
Title: Vice President

THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP
By:	THL Investment Management Corp., its general partner

By:	/s/ Thomas H. Lee
Name: Thomas H. Lee
Title: Chief Executive Officer

PUTNAM INVESTMENT HOLDINGS, LLC
By: Putnam Investments, LLC, its managing member

By: *
Name: Charles A. Ruys de Perez
Title: Managing Director

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY I LLC
By: Putnam Investment Holdings, LLC, its managing member
By: Putnam Investments, LLC, its managing member

By: *
Name: Charles A. Ruys de Perez
Title: Managing Director

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY II LLC
By: Putnam Investment Holdings, LLC, its managing member
By: Putnam Investments, LLC, its managing member

By: *
Name: Charles A. Ruys de Perez
Title: Managing Director

* The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page above:

/s/ Charles A. Ruys de Perez
Name: Charles A. Ruys de Perez

BAIN CAPITAL INTEGRAL INVESTORS, LLC

By:	*
Name:
Title: Managing Director

BAIN CAPITAL VII COINVESTMENT FUND, LLC
By:	Bain Capital VII Coinvestment Fund, L.P., it sole member
By:	Bain Capital Partners VII, L.P., its general partner
By:	Bain Capital Investors, LLC, its general partner

By:	*
Name:
Title: Managing Director

BCIP TCV, LLC
By: Bain Capital Investors, LLC

By:	*
Name:
Title: Managing Director

* The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page above:

/s/ Ian Loring
Name:

PROVIDENCE EQUITY PARTNERS IV, L.P.
By:	Providence Equity Partners GP IV L.P.,
its general partner
By:	Providence Equity Partners IV LLC,
its general partner

By: *
Name:
Title:

PROVIDENCE EQUITY OPERATING PARTNERS IV, L.P.
By:	Providence Equity Partners GP IV L.P.,
its general partner
By:	Providence Equity Partners IV LLC,
its general partner

By: *
Name:
Title:

* The signature appearing immediately below shall serve as a signature at each place indicated with an “*”on this page above:

/s/ Glenn M. Creamer
Name: Glenn M. Creamer

MUSIC CAPITAL PARTNERS, L.P.
By:	MUSIC PARTNERS CAPITAL LIMITED
its general partner

By	/s/ Gary Fuhrman
	Name:	Gary Fuhrman
	Title:	Vice President